SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 1995


                                Diagnostek, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-10610              85-0312837
(State or other jurisdiction            (Commission         (I.R.S. Employer
     of incorporation)                   File Number)       Identification No.)


    4500 Alexander Boulevard, N.E.
       Albuquerque, New Mexico                                   87107
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (505) 345-1000


                         Former name or former address,
                          if changed since last report





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Item 5.  Other Events.

          On June 4, 1995, Diagnostek, Inc. (the "Registrant") entered into a First Amendment to the Agreement and Plan of Merger, among Value Health, Inc. ("VHI"), VHI Merger Sub. Corp. ("VHI Sub"), a wholly-owned subsidiary of VHI, and the Registrant (the "Amendment"). A copy of the Amendment is attached as
Exhibit 10.1 and is hereby incorporated by reference.

          Pursuant to the Amendment, the Exchange Ratio, as defined in the Agreement and Plan of Merger dated as of March 27, 1995 among VHI, VHI Sub and the Registrant (the "Merger Agreement") was changed from 0.55 to 0.4975. Thus, at the Effective Date of the Merger (as defined in the Merger Agreement, as amended), each share of common stock of the Registrant will be converted into the right to receive 0.4975 shares of the common stock, no par value of VHI.

          The Amendment also provided that the condition precedent to VHI and VHI Sub's obligations to consummate the transaction relating to the accuracy of the Registrant's representations and warranties at the Effective Date (as defined in the Merger Agreement, as amended) has been limited to the representations and warranties set forth in Sections 5.2, 5.3, 5.4, 5.5(b) and
5.11 of the Merger Agreement, as amended.

          On June 4, 1995, the Registrant, VHI and Nunzio DeSantis, the Chairman of the Board and Chief Executive Officer of the Registrant amended the Consulting Agreement dated as of March 27, 1995 among the Registrant, Mr. DeSantis and VHI and the Agreement Not to Compete dated as of March 27, 1995 among the Registrant, VHI and Mr. DeSantis. The foregoing amendments relate to the timing of payments to Mr. DeSantis under such agreements, but not the aggregate amount to be paid to him. A copy of the letter dated June 4, 1995 is attached as Exhibit 10.2 and is hereby incorporated by reference.

          On June 4, 1995, the Registrant delivered a letter to Diagnostek containing certain agreements with respect to the composition of the Diagnostek Board of Directors through October 15, 1995 and the continued employment of certain named executive employees through such date. A copy of the letter dated June 4, 1995 is attached as Exhibit 10.3 and is hereby incorporated by reference.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  10.1 First Agreement to Agreement and Plan of Merger, dated as of June 4, 1995, by and among VHI, VHI Sub and the Registrant.

                  10.2   Letter dated June 4, 1995 from the Registrant to Nunzio
                         P. DeSantis.

                  10.3   Letter dated June 4, 1995 from VHI to the Registrant.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 7, 1995                        DIAGNOSTEK, INC.


                                            By:  /s/ William A. Barron
                                                 Name:  William A. Barron
                                                 Title: President




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                                 EXHIBIT INDEX

Exhibit
Number            Description of Document                            Page

10.1              First Amendment to Agreement and
                  Plan of Merger, dated as of June 4,
                  1995, by and among VHI, VHI Sub and
                  the Registrant.

10.2              Letter dated June 4, 1995 from the
                  Registrant to Nunzio P. DeSantis.

10.3              Letter dated June 4, 1995 from VHI
                  to the Registrant.



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